UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 28, 2004

                                  BUNGE LIMITED
               (Exact name of registrant as specified in charter)


Bermuda                                  001-16625           98-0231912
(State or other                  (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


50 Main Street, White Plains, New York                       10606
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (914) 684-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                         Exhibit Index Appears on page 4

Item 8.01    Other Events

       On September 28, 2004, Bunge Limited issued a press release announcing the completion of a tender offer for the minority interest in Bunge Brasil S.A. A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto.

Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits

             Exhibit No.    Description
             -----------    -----------
             99.1           Press release, dated September 28, 2004, announcing
                            the completion of a tender offer for the minority interest in Bunge Brasil S.A.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BUNGE LIMITED

                                       By:  /S/ CARLA L. HEISS
                                       ----------------------------
                                       Name:  Carla L. Heiss
                                       Title: Assistant General Counsel



Date:    September 28, 2004

                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibits
-----------       ----------------------------
99.1              Press release, dated September 28, 2004, announcing the
                  completion of a tender offer for the minority interest in Bunge Brasil S.A.